Springbig Reports First Quarter 2024 Financial Results and Appointment of Mark Silver to its Board of Directors  First quarter with positive Adjusted EBITDA* and sixth consecutive improving quarter  Operating expenses reduced by 34% year-on-year  Stronger balance sheet, with no near-term debt maturities  Mark Silver, founder of Direct Energy and Universal Energy Group, appointed to Board of Directors Boca Raton, Fla. – May 14, 2024 -- SpringBig Holdings, Inc. (“Springbig” or the “Company”) (OTCQX: SBIG), a leading provider of SaaS-based marketing solutions, consumer mobile app experiences, and omnichannel loyalty programs, today announced its financial results for the first quarter ended March 31, 2024. The Company also announced that Mark Silver, President of Optus Capital Corporation, has joined the board of directors with effect from May 10, 2024. “We have continued to make good progress in a challenging macroenvironment. Our newer offerings, such as ‘subscriptions by Springbig’ and ‘gift cards by Springbig’ are gaining traction as is our objective of diversification into regulated markets beyond cannabis” said Jeffrey Harris, CEO and Chairman of Springbig who also added “I am both honored and delighted that Mark has agreed to join our board of directors. He brings invaluable experience and acumen, particularly in the area of sales and marketing, to the board at a time when the Company is nicely positioned, following the recent debt financing in which Mark participated, to accelerate our development.” Paul Sykes, Springbig’s CFO, added “We are pleased to be reporting a quarter with positive Adjusted EBITDA* for the first time, and our sixth consecutive quarter of improving Adjusted EBITDA*. After completing our $8 million debt financing in January, we have a much stronger and cleaner balance sheet. We continue to manage the optimization of our operating expenses, which have reduced by 34% year-on- year and expect a continuing positive trend in our Adjusted EBITDA* margins as the year progresses.” First Quarter 2023 Financial Highlights: ● Revenue was $6.5 million, compared to $7.2 million in the prior year. ● Subscription revenue represents 83% of total revenue at $5.4 million, compared to $5.7 million in the prior year. ● Gross profit was $4.7 million, representing a gross profit margin of 72%. ● Operating expenses reduced by 34% year-on-year to $5.0 million. ● Net income was $0.4 million, including a gain of $1.6 million on the repurchase of convertible debt, compared to a net loss of $(2.3) million in the prior year. ● Adjusted EBITDA* positive $0.2 million compared to a loss of $(1.3) million in the prior year. ● Basic and diluted net income per share was $0.01.

Key Operational Highlights: ● $8.0 million debt financing, comprising $6.4 million 8% Convertible Notes due 2026 and a $1.6 million 12% Term Loan due 2026, both completed in January 2024. The proceeds were utilized to repurchase entirely existing Senior Secured Convertible Notes due 2025 for a discounted amount of $2.9 million and for general corporate purposes. ● Strong momentum in newer initiatives with clients encompassing both “subscriptions by Springbig”, a subscription-based VIP loyalty program, and “gift cards by Springbig”, enabling loyalty rewards and gift cards to be combined uniquely as an efficient method of in store payment within a consumer’s loyalty wallet. Financial Outlook For the second quarter of 2024, Springbig currently expects: ● Revenue in the range of $6.5 - $7.0 million. ● Adjusted EBITDA* positive in the range of $0.3 - $0.6 million. For the year ending December 31, 2024, Springbig’s guidance is unchanged and currently expects: ● Revenue in the range of $29 - $32 million. ● Adjusted EBITDA* positive in the range of $3.5 - $5.0 million. * Adjusted EBITDA is a non-GAAP (as defined below) financial measure. For more information, see “Use of Non-GAAP Financial Measures” below. Additionally, reconciliations of GAAP to non-GAAP financial measures have been provided in the tables included in this release. Adjusted EBITDA is a non-GAAP financial measure provided in this “Financial Outlook” section on a forward-looking basis. The Company does not provide a reconciliation of such forward-looking measure to the most directly comparable financial measure calculated and presented in accordance with GAAP because to do so would be potentially misleading and not practical given the difficulty of projecting event- driven transactional and other non-core operating items in any future period. The magnitude of these items, however, may be significant. Appointment of Mark Silver to the board of directors Mark Silver is President of Optus Capital Corporation, one of the lead investors in the Company’s $8 million debt financing previously announced on January 24, 2024. Mark has made significant real estate investments in both development stage and income producing properties in the residential, commercial, and industrial sectors over his 36-year business career. He was a founding partner and Chief Executive Officer of Universal Energy which was sold in 2009 to Just Energy Group Inc and co-founded Direct Energy Marketing growing the company to over $1.3 billion in revenues before selling to Centrica PLC (also known as British Gas) in 2000. Mark is Chairman and Chief Executive Officer of Eddy Smart Home Solutions Ltd. The board of directors now comprises Sergey Sherman, Matt Sacks, Shawn Dym and Mark Silver along with Jeffrey Harris, Chairman and CEO. The Audit Committee remains unchanged and comprises Shawn Dym, Chairman, and Sergey Sherman.

About Springbig Springbig is a market-leading software platform providing customer loyalty and marketing automation solutions to retailers and brands in the U.S. and Canada. Springbig’s platform connects consumers with retailers and brands, primarily through SMS marketing, as well as emails, customer feedback system, and loyalty programs, to support retailers’ and brands’ customer engagement and retention. Springbig offers marketing automation solutions that provide for consistency of customer communication, thereby driving customer retention and retail foot traffic. Additionally, Springbig’s reporting and analytics offerings deliver valuable insights that clients utilize to better understand their customer base, purchasing habits and trends. For more information, visit https://springbig.com/. Forward Looking Statements Certain statements contained in this press release constitute “forward-looking statements” within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995. The words “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intends,” “outlook,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “would,” and similar expressions may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking. Forward-looking statements are predictions, projections and other statements about future events and financial results that are based on current expectations and assumptions and, as a result, are subject to risks and uncertainties. In particular, these include but are not limited to statements relating to the Company’s business strategy, future offerings and programs and expected financial performance for the second quarter of 2024 and the year ending December 31, 2024. Many factors could cause actual future events to differ materially from the forward-looking statements in this press release, including but not limited to the fact that we have a relatively short operating history in a rapidly evolving industry, which makes it difficult to evaluate our future prospects and may increase the risk that we will not be successful; that if we do not successfully develop and deploy new software, platform features or services to address the needs of our clients, if we fail to retain our existing clients or acquire new clients, and/or if we fail to expand effectively into new markets, our revenue may decrease and our business may be harmed; and the other risks and uncertainties described under “Risk Factors” of the Company’s Annual Report on Form 10-K for the year ended December 31, 2023 filed with the Securities and Exchange Commission (“SEC”) on April 1, 2024. These forward-looking statements involve a number of risks and uncertainties (some of which are beyond the control of Springbig), and other assumptions, which may cause the actual results or performance to be materially different from those expressed or implied by these forward-looking statements. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and the Company assumes no obligation and does not intend to update or revise these forward-looking statements other than as required by applicable law. The Company does not give any assurance that it will achieve its expectations. Use of Non-GAAP Financial Measures In addition to the results reported in accordance with accounting principles generally accepted in the United States (GAAP) included throughout this press release, we have disclosed EBITDA and Adjusted EBITDA, both of which are non-GAAP financial measures that we calculate as net income before interest, taxes, depreciation and amortization, in the case of EBITDA, and further adjustments to exclude unusual and/or infrequent costs, in the case of Adjusted EBITDA, which are detailed in the reconciliation table that follows, in order to provide investors with additional information regarding our financial results. Below we have provided a reconciliation of net loss (the most directly comparable GAAP financial measure) to EBITDA and Adjusted EBITDA. We present EBITDA and Adjusted EBITDA because these metrics are key measures used by our management to evaluate our operating performance, generate future operating plans and make strategic decisions regarding the allocation of investment capacity. Accordingly, we believe that EBITDA and Adjusted EBITDA provide useful information to investors and others in understanding and evaluating our operating results in the same manner as our management. Management also believes that these measures provide improved comparability between fiscal periods. EBITDA and Adjusted EBITDA have limitations as analytical tools, and you should not consider them in isolation or as a substitute for analysis of our results as reported under GAAP. Some of these limitations are as follows: ● Although depreciation and amortization are non-cash charges, the assets being depreciated and amortized may have to be replaced in the future, and neither EBITDA nor Adjusted EBITDA reflect cash capital expenditure requirements for such replacements or for new capital expenditure requirements; ● EBITDA and Adjusted EBITDA do not reflect changes in, or cash requirements for, our working capital needs; and ● EBITDA and Adjusted EBITDA do not reflect tax payments that may represent a reduction in cash available to us. Because of these limitations, you should consider EBITDA and Adjusted EBITDA alongside other financial performance measures, including net income and our other GAAP results. Also, these non-GAAP financial measures, as determined and presented by the Company, may not be comparable to related or similarly titled measures reported by other companies. Investor Relations Contact Claire Bollettieri VP of Investor Relations ir@springbig.com